SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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The North Carolina Capital Management Trust
(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 22, 2015.

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.2votemyproxy.com/materials.

CASH PORTFOLIO
TERM PORTFOLIO
FUNDS OF
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST

245 Summer Street, Boston, Massachusetts 02210
1-800-222-3232

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Cash Portfolio and Term Portfolio (the funds), each a series of The North Carolina Capital Management Trust (the trust), will be held at the Charlotte City Club, 121 W. Trade Street, Charlotte, North Carolina 28202 (www.charlottecityclub.com), on October 22, 2015, at 8:30 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2A. To modify Cash Portfolio's fundamental concentration policy.

2B. To modify Cash Portfolio's fundamental investment policy.

The Board of Trustees has fixed the close of business on August 24, 2015 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
SCOTT C. GOEBEL
Secretary

August 24, 2015

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. The trust reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rule for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

Public Units: The name of the unit and the name of the authorized finance official should appear on the proxy card exactly as they appear in the registration on the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	City of ABC	Mary Jones, Finance Officer
	2)	City of ABC c/o Mary Jones, Finance Officer	Mary Jones, Finance Officer
B.	1)	County of XYZ	John Smith, Finance Officer
	2)	County of XYZ c/o John Smith, Finance Officer	John Smith, Finance Officer

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card or notice handy.

2. Call the toll-free number or visit the web site indicated on your proxy card or notice.

3. Enter the number found either in the box on the front of your proxy card or on the proposal page(s) of your notice.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:
CASH PORTFOLIO
TERM PORTFOLIO

TO BE HELD ON OCTOBER 22, 2015

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of The North Carolina Capital Management Trust (the trust) to be used at the Special Meeting of Shareholders of Cash Portfolio and Term Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on October 22, 2015 at 8:30 a.m. ET at the Charlotte City Club, 121 W. Trade Street, Charlotte, North Carolina 28202.

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund	Page
#1.	To elect as Trustees the nominees presented in Proposal 1.	All funds of the trust
#2A.	To modify the fund's fundamental concentration policy.	Cash Portfolio
#2B.	To modify the fund's fundamental investment policy.	Cash Portfolio

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about August 24, 2015. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. (D.F. King) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. D.F. King may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is as follows:

Fund Name	Estimated aggregate cost for D.F. King to call and solicit votes	Estimated aggregate cost for D.F. King to receive votes over the phone
Cash Portfolio	$3,000	$1,000
Term Portfolio	$1,000	$500

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by Fidelity Management & Research Company (FMR). FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, each fund's investment adviser and administrator, is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter, is 100 Salem Street, Smithfield, Rhode Island 02917. The principal business address of Capital Management of the Carolinas, L.L.C. (CMC), each fund's distribution agent, is 1520 South Boulevard, Suite 230, Charlotte, North Carolina 28203. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to the funds, is 245 Summer Street, Boston, Massachusetts 02210. FMR Investment Management (U.K.) Limited (FMR U.K.), located at 1 St. Martin's Le Grand London, EC1A 4AS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Limited. (FMR Japan), located at Kamiyacho Prime Place at 1-17, Toranomon-4-Chome, Minato-Ku, Tokyo, Japan are also sub-advisers to the funds.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

A majority of the trust's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund of the trust issued and outstanding as of June 30, 2015 are indicated in the following table:

Number of Shares
Cash Portfolio
Term Portfolio

To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of the funds on June 30, 2015 was as follows:

Cash Portfolio	%
Term Portfolio	%

[To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.]

Shareholders of record at the close of business on August 24, 2015 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date, with fractional share amounts entitled to a proportional fractional vote.

For a free copy of each fund's annual report for the fiscal year ended June 30, 2015, call 1-800-222-3232 or write to The North Carolina Capital Management Trust c/o Capital Management of the Carolinas, L.L.C., 1520 South Boulevard, Suite 230, Charlotte, NC 28203.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Approval of proposals 2A and 2B requires the affirmative vote of a "majority of the outstanding voting securities" of Cash Portfolio. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect. With respect to each of Proposals 2A and 2B, votes to ABSTAIN and broker non-votes will have the same effect as votes cast against the proposal.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have determined that the number of Trustees shall be fixed at five. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date.

All nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Robert A. Litterst and Robert L. Powell were appointed to the Board on October 22, 2014. The trustees who are not interested persons (as defined in the 1940 Act) recommended Mr. Powell to be appointed to the Board. An executive officer of FMR recommended Mr. Litterst to be appointed to the Board. For additional information about the criteria for selecting nominees see the section entitled "Board Structure and Oversight Function and Standing Committee of the Funds' Trustees" beginning on page (Click Here). Each of the nominees oversees two funds.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940, as amended (1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02110.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Don Haile (1941)
Year of Election or Appointment: 2012 Trustee

Mr. Haile serves as a member of the Board of Directors of St. Vincent College and MCNC (non-profit operator of the North Carolina Research and Education Network), and as an Advisory Board Member for the Penn State College of Information Services and Technology. Prior to his retirement, Mr. Haile was a Venture Partner for Volition Capital LLC (formerly, Fidelity Ventures) (2005-2011) and was Chief Information Officer (1999-2005) and Senior Vice President and General Manager (2005-2007) for FMR Corp (diversified financial services company).

Robert A. Litterst (1959)
Year of Election or Appointment: 2014 Trustee

Mr. Litterst currently serves as a director of Beacon Trust Company (2015-present). Previously, Mr. Litterst was the Chief Investment Officer of the Money Market Group at Fidelity Management & Research Company (investment adviser firm, 2011-2014) and a portfolio manager at FMR LLC (diversified financial services company, 1991-2014). Mr. Litterst also previously served as the portfolio manager for The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2003-2011).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust, CMC, or various entities under common control with FMR.

+ The information above includes each nominee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee's qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Hollowell (1943)
Year of Election or Appointment: 2003 Trustee Chairman of the Board (2008-present)

Mr. Hollowell is a member of the Board of Faison Enterprises Inc. (real estate development) and Advisory Director of Fidus Partners (investment banking, 2008-present). Previously, Mr. Hollowell served as Senior Managing Director of Fidus Partners (2004-2008) and Chairman of the College of William and Mary Foundation (2003-2005).

Anna Spangler Nelson (1962)
Year of Election or Appointment: 2012 Trustee

Ms. Nelson is Chairman of Spangler Companies, Inc. (private investment company, 2005-present). She is a Trustee of the C. D. Spangler Foundation, Inc. (1998-present) and serves on the boards of the John S. and James L. Knight Foundation (2011-present), and the University of North Carolina (2014-present). Ms. Nelson is also Chairman (2014-present) of the Board of Fidelity Charitable (2005-present) and is the Co-Chair of the Governance Board of the Charlotte Mecklenburg Schools - Project L.I.F.T. (2011-present). Previously, Ms. Nelson served on the Board of Harris Teeter Supermarkets (1998-2014).

Robert L. Powell (1949)
Year of Election or Appointment: 2014 Trustee

Mr. Powell is Senior Advisor for Cansler Fuquay Solutions, Inc. (consulting firm) and is a member of the board of directors of the North Carolina State University Investment Fund (2010-present). Previously, Mr. Powell served as North Carolina State Controller (2001-2008) and was a member of the Board of Directors of the State Employees' Supplemental Retirement Board (2003-2009).

+ The information above includes each nominee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee's qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

The Trustees and officers of each fund are not eligible investors in the funds. As of June 30, 2015, therefore, the Trustees and officers of each fund did not own any of the outstanding shares of the funds.

[During the period July 1, 2014 through June 30, 2015, no transactions were entered into by the Trustees involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.]

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of two Interested and three Independent Trustees, met four times during the fiscal year ended June 30, 2015. It is expected that the Trustees will meet at least four times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committee of the Funds' Trustees" beginning on page [(Click Here)].

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of June 30, 2015.

Interested Nominees

DOLLAR RANGE OF FUND SHARES	Don Haile	Robert A. Litterst
Cash Portfolio	none	none
Term Portfolio	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	none
Independent Nominees

DOLLAR RANGE OF FUND SHARES	Thomas P. Hollowell	Robert L. Powell	Anna Spangler Nelson
Cash Portfolio	none	none	none
Term Portfolio	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	none	none

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended June 30, 2015.

Compensation Table*

Trustees	Aggregate Compensation from Cash Portfolio	Aggregate Compensation from Term Portfolio	Total Compensation from the Fund ComplexA
Thomas P. Hollowell	$	$	$
Anna Spangler Nelson	$	$	$
Robert L. Powell	$	$	$

* Don Haile and Robert A. Litterst, who are interested persons of the trust, do not receive any compensation from Cash Portfolio or Term Portfolio or other investment companies in the Fund Complex (in this case, the group of funds for which FMR or any of its affiliates serves as investment adviser) for their services as Trustees. Mr. Haile and Mr. Litterst are compensated by FMR.

A [For the fiscal year ended June 30, 2015, certain of the Independent Trustees' aggregate compensation from Cash Portfolio includes accrued deferred compensation as follows: [[______], $_____.]

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 1.

2A. TO MODIFY CASH PORTFOLIO'S FUNDAMENTAL CONCENTRATION POLICY

The Board of Trustees, including all of the Independent Trustees, recommends that the shareholders of Cash Portfolio approve changes to the fund's fundamental concentration policy that would enable the fund to operate as a government money market fund. By operating as a government money market fund, the fund will seek to maintain a stable net asset value per share and will not be subject to liquidity fees or redemption gates under the Securities and Exchange Commission's (SEC) rules. Based on how shareholders use this fund and investor feedback, the Board of Trustees believes that shareholders would prefer a fund that operates in this manner.

The 1940 Act requires mutual funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. Cash Portfolio currently cannot concentrate its investments in any industry, although it may not invest more than 25% of its total assets in the obligations of banks. This limitation does not apply to a fund's investments in U.S. Government securities. The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states:

"The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy."

Under the SEC's rules, a government money market fund is a money market fund that invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). The fund's current fundamental concentration policy, which requires the fund to invest more than 25% of its total assets in the obligations of banks, precludes it from meeting the 99.5% investment requirement. As a result, the Board of Trustees, including the Independent Trustees, has approved, and recommends that the shareholders of the fund approve, a proposal to modify this fundamental investment policy to state (proposed deleted language is [bracketed]):

"The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry[, provided, however, that it may invest more than 25% of its total assets in the obligations of banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy]."

Under the proposed concentration policy, the fund would be prohibited from investing more than 25% of its total assets in securities issued by companies in the same industry, including the obligations of banks.

If shareholders approve this proposal, the fund will make other changes, which do not require shareholder approval, that are necessary for the fund to operate as a government money market fund, including adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). The fund also currently intends to change its name to "Government Portfolio." In operating as a government money market fund, the fund will not impose a fee upon the sale of your shares, nor temporarily suspend your ability to sell shares if the fund's liquidity falls below a required minimum because of market conditions or other factors.

If shareholders do not approve the concentration policy change, the board will consider other options, including mergers, liquidation or other actions.

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 2A. If approved by shareholders, to permit the orderly transition of the fund's portfolio, the proposed changes are currently expected to become effective in the first quarter of 2016. If the proposal is not approved by shareholders, the fund's current fundamental policy will remain in effect.

2B. TO MODIFY CASH PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY

The fund's current fundamental investment policy states:

" Cash Portfolio, the original Portfolio of the trust, seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity[,] and to maintain a constant net asset value of $1.00 per share through investment in high grade money market instruments, including obligations of the U.S. government and the State of North Carolina, and in bonds and notes of any North Carolina local government or public authority. Cash Portfolio seeks to achieve this objective by investing only in certain of those high-grade money market instruments which are authorized for investment by units of local government as specified in North Carolina General Statute 159-30, as amended, and 20 North Carolina Administrative Code 3.0703, as amended. Cash Portfolio will use its best efforts to maintain a constant net asset value of $1.00 per share."

The Board of Trustees, including the Independent Trustees, has approved, and recommends that the shareholders of the fund approve, a proposal to modify this fundamental investment policy to state (proposed deleted language is [bracketed]):

" Cash Portfolio, the original Portfolio of the trust, seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share [through investment in high grade money market instruments, including obligations of the U.S. government and the State of North Carolina, and in bonds and notes of any North Carolina local government or public authority]. Cash Portfolio seeks to achieve this objective by investing only in [certain of those high-grade money market] instruments [which] that are authorized for investment by units of local government as specified in North Carolina General Statute 159-30, as amended, and 20 North Carolina Administrative Code 3.0703, as amended. Cash Portfolio will use its best efforts to maintain a constant net asset value of $1.00 per share." (proposed additional language is underlined, deleted language is [bracketed])

The proposed changes are intended to modernize the fund's fundamental investment policy and, assuming shareholders approve the changes to Cash Portfolio's fundamental concentration policy described in Proposal 2A, align the fund's fundamental investment policy with the investment strategies it would implement as part of its transition to a government money market fund. The proposed changes described in this Proposal 2B, by themselves, would not change in any way the fund's risk profile or how it is currently being managed.

Shareholder approval of Proposal 2B is not required for Cash Portfolio to operate as a government money market fund, and the approvals of Proposals 2A and 2B are not contingent on each other. If shareholders do not approve this proposal and approve Proposal 2A, Cash Portfolio intends to transition to a government money market fund as described above.

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 2B. If approved by shareholders, the proposed changes are currently expected to become effective in the first quarter of 2016. If the proposal is not approved by shareholders, the fund's current fundamental investment policy will remain in effect.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

OFFICERS OF THE FUNDS

The officers of the funds include: Elizabeth Paige Baumann, Jonathan Davis, Stephanie J. Dorsey, Scott C. Goebel, Nicholas E. Steck, Jason P. Pogorelec, J. Calvin Rivers, Jr., and Michael H. Whitaker.

The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer may be sent to 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation*
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Jonathan Davis (1968)
Year of Election or Appointment: 2014 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2014 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2014 Chief Financial Officer (CFO)

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR LLC (diversified financial management company), Fidelity Research & Analysis (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) Limited (investment adviser firm), and Fidelity Management & Research (Japan) Inc. (investment adviser firm).

Jason P. Pogorelec (1975)
Year of Election or Appointment: 2013 Assistant Secretary
Mr. Pogorelec also serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).
J. Calvin Rivers, Jr. (1945)
Year of Election or Appointment: 2001 Vice President

Mr. Rivers also serves as President of Capital Management of the Carolinas, L.L.C. Previously, Mr. Rivers served as a Director of Bojangle's Inc. (fast-food restaurant chain, 2001-2007) and a Director of the Board of Trustees of the Teachers' and State Employees' Retirement System (2002-2005).

Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND STANDING COMMITTEE OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees of The North Carolina Capital Management Trust at Fidelity Investments, 245 Summer Street, Boston, Massachusetts, 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual shareholder meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Thomas P. Hollowell is an Independent Trustee and currently serves as Chairman. The Trustees have determined that an independent Chairman is appropriate and benefits shareholders. In his capacity as Chairman, Mr. Hollowell (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees; and (ii) with management, prepares agendas for Board meetings. The Independent Trustees also meet regularly in executive session.

The Trustees oversee two funds that are offered exclusively to certain governmental entities of the State of North Carolina. The Trustees primarily operate as a full Board, but have also established one standing committee, the Audit Committee, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the funds' activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, and the funds' Treasurer and portfolio management personnel, make periodic reports to the Board and Audit Committee, as appropriate. The responsibilities of the Audit Committee, including its oversight responsibilities, are described further below.

The Board of Trustees meets periodically throughout the year to facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. The Board of Trustees conducts the majority of its business with the full board in attendance but has established one standing committee.

The members of the Audit Committee are Independent Trustees. The Audit Committee is composed of Messrs. Hollowell (Chair), Powell, and Ms. Nelson. At least one committee member will be an "audit committee expert" as defined by the Securities and Exchange Commission (SEC). The committee normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. The committee meets separately, at least annually, with the trust's outside auditors. The committee has direct responsibility for the appointment, compensation and oversight of the work of any outside auditors employed by the trust. The committee assists the Trustees in fulfilling their responsibility to oversee: (i) the trust's auditors and the annual audits of the trust's financial statements; (ii) the systems of internal accounting and financial controls of the trust and the trust's service providers (to the extent such controls impact the trust's financial statements); (iii) the financial reporting processes of the trust; and (iv) the accounting policies and disclosures of the trust. It is responsible for approving, in advance, the provision by any outside auditor of any auditing services and any permitted non-audit services for the trust and the trust's affiliated service providers, approving all audit engagement fees and terms for the trust, resolving disagreements between the trust and any outside auditor regarding the trust's financial reporting, and has sole authority to hire or fire any auditor. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the trust and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will also receive information on the qualifications of key personnel of the trust's outside auditors. It oversees and receives reports on the trusts service providers' internal controls and reviews the adequacy and effectiveness of the trust's service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the trust's ability to record, process, summarize and report financial data, (ii) any change in the trust's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting and any material weakness in such internal controls, and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the trust's or service providers' internal control over financial reporting. The committee reviews, at least annually, a report from the outside auditor describing any material issues raised by the most recent internal quality control or peer review of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm, and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the trust's financial reporting process, will discuss with management, the trust's Treasurer and outside auditors, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the trust, and will review with management, the trust's Treasurer and outside auditors the results of audits of the trust's financial statements. The committee will review periodically the trust's major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee will regularly review with the Board of Trustees issues with respect to the trust's investment compliance procedures, the code of ethics, and anti-money laundering compliance. During the fiscal year ended June 30, 2015, the committee held [four] meetings.

The trust does not have a nominating or compensation committee; such matters are considered by the full Board of Trustees, including the Independent Trustees, or, when applicable, by only the Independent Trustees. The Board of Trustees will consider nominees for Trustees recommended by shareholders. Recommendations should be submitted to the Independent Trustees in care of the Secretary of the trust.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Board of Trustees has adopted a statement of policy that describes the experience, qualifications, attributes and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting; and (x) understanding of the economy of North Carolina and the financing needs of North Carolina counties and municipalities. The Board may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Board finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. The Board believes that each Trustee satisfied at the time he was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Board of Trustees may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments may be considered by a professional search firm and the Board of Trustees. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for each fund. PwC, in accordance with Public Company Accounting Oversight Board rules, has confirmed to the trust's Audit Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund ("Non-Covered Service") are reported to the Audit Committee annually.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

For each of the fiscal years ended June 30, 2015 and June 30, 2014, the fees billed by PwC for services rendered to each fund are shown in the table below.

June 30, 2015A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Cash Portfolio	$	$	$	$
Term Portfolio	$	$	$	$
June 30, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Cash Portfolio	$ 39,000	-	$ 1,900	-
Term Portfolio	$ 41,000	-	$ 1,900	-

A Amounts may reflect rounding.

In each of the fiscal years ended June 30, 2015 and June 30, 2014, the fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

June 30, 2015A	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$	$	$
June 30, 2014A	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 3,485,000	-	$ 50,000

A Amounts may reflect rounding.

"Audit Fees" represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

"All Other Fees" represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

For each of the fiscal years ended June 30, 2015 and June 30, 2014, the aggregate non-audit fees billed by PwC for services rendered to each fund and any Fund Service Provider are shown in the table below.

June 30, 2015A	Aggregate Non-Audit Fees
PwC	$
June 30, 2014A	Aggregate Non-Audit Fees
PwC	$ 4,690,000

A Amounts may reflect rounding.

There were no non-audit services approved or required to be approved by the trust's Audit Committee pursuant to the de minimis exception during the funds' last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention "Fund Shareholder Meetings," 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, by calling 1-800-222-3232 whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third party marks appearing above are the marks of their respective owners.

1.9865925.100 NCCMT-PXS-0815

Form of Proxy Card: Term Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free [1-800-991-5630] and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Thomas P. Hollowell and Jason P. Pogorelec, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the Charlotte City Club, 121 W. Trade Street, Charlotte, North Carolina 28202, on October 22, 2015 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	[Proxy code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect a Board of Trustees:
	(01) Don Haile (02) Thomas P. Hollowell (03) Robert A. Litterst (04) Anna Spangler Nelson (05) Robert L. Powell	FOR all nominees listed (except as noted on the line at left) (_)	WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
PLEASE SIGN ON REVERSE SIDE
[Proxy code to be inserted by tabulator]

Form of Proxy Card: Cash Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free [1-800-991-5630] and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Thomas P. Hollowell and Jason P. Pogorelec, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the Charlotte City Club, 121 W. Trade Street, Charlotte, North Carolina 28202, on October 22, 2015 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	[Proxy code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect a Board of Trustees:
	(01) Don Haile (02) Thomas P. Hollowell (03) Robert A. Litterst (04) Anna Spangler Nelson (05) Robert L. Powell	FOR all nominees listed (except as noted on the line at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
		FOR	AGAINST	ABSTAIN
2A.	To modify the fund's fundamental concentration policy.	(_)	(_)	(_)
		FOR	AGAINST	ABSTAIN
2B.	To modify the fund's fundamental investment policy.	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
[Proxy code to be inserted by tabulator]